Exhibit 10.3

SIXTH AMENDMENT TO LEASE

-EXTENSION-

This SIXTH AMENDMENT TO LEASE (“Sixth Amendment”) is made and entered into as of the 20th day of January, 2011, by and between Equitable Plaza, LLC, a California limited liability company (“Landlord”), and Center Bank (“Tenant”).

RECITALS:

A. Landlord and Tenant entered into that certain lease agreement dated as of December 1,2000 (“Original Lease”), as amended by that certain First Amendment to Lease dated as of February 1, 2001 (“First Amendment”), as amended by that certain Second Amendment to Lease dated as of July 17, 2001 (“Second Amendment”), as amended by that certain Third Amendment to Lease dated as of January 25, 2005 (“Third Amendment”), as amended by that certain Third Amendment to Lease dated as of December 21, 2005 (“Fourth Amendment”), as amended by that certain Fourth Amendment to Lease Dated as of September 20, 2006 (“Fifth Amendment”) (collectively “Lease”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space located in that certain building located at 3435 Wilshire Blvd., CA, 90010, (the “Building”).

B. Unless otherwise defined herein, capitalized terns as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

1. The Existing Premises. Landlord and Tenant hereby acknowledge that pursuant to the Lease, Tenant currently leases from Landlord that certain office space in the Building containing a total of approximately 24,768 rentable square feet located on the 3rd and 7th floors of the Building and commonly known as Suite 370 and 700 (“Existing Premises”), as further described in the Lease. The term “rentable square feet” shall mean rentable area calculated pursuant to Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996.

2. Extended Lease Term. The lease Term shall be extended for Twelve (12) months, to commence on March 1, 2011 and terminate on the date that is Twelve (12) months after the New Commencement Date February 28, 2012 (“New Expiration Date”). The period from March 1, 2011 through the New Expiration Date Specified above, shall be referred to herein as the “Extended Term.”

3. Base Rent for Premises. The monthly installment of Base Rent payable to Landlord (“Base Rent”) for the Twelve (12) months of the Extended Term for the New Premises shall be $37,152.00 per month (approximately $1.50 per rentable square foot per month) Thus, the monthly installment of Base Rent shall be as follows:

Months	Monthly Installment of Base Rent	Rate per Rentable Square Fee
12	$37,152.00	$1.50

4. Base Year. Calendar year 2011.

5. Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Sixth Amendment, other than Jamison Services, Inc. and no other (“Broker”). Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any entity, other than broker, who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this Sixth Amendment.

6. Tenant Representations. Each person executing this Sixth Amendment on behalf of Tenant represents and warrants to Landlord that: (a) Tenant is properly formed and validly existing under the laws of the state in which Tenant is formed and Tenant is authorized to transact business in the state in which the Building is located; (b) Tenant has full right and authority to enter into this Sixth Amendment and to perform all of Tenant’s obligations hereunder and (C) each person (and persons if more than one signs) signing this Sixth Amendment on behalf of Tenant is duly and validly authorized to do so.

7. Defaults. Tenant hereby represents and warrants to Landlord that, as of the date of this Sixth Amendment, Tenant is in full compliance with all terns, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

8. No Further Modification. Except as set forth in this Sixth Amendment, all of the terms and provisions of the Lease shall apply to the Existing Premises and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the “Lease” shall refer to the Lease as amended by this Sixth Amendment,

9. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

10. Successors and Assigns. The Lease, as amended hereby, shall apply to and bind Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Landlord:	Tenant:
Equitable Plaza, LLC,	Center Bank
A California limited Liability Company

By: Jamison Services, Inc.,
A California corporation
Its Authorized Agent

/s/ Paul T. Kim, CPM	/s/ Angie Yang
Paul T. Kim, CPM	Angie Yang
President	SVP, Investor Relations & Strategic
Planning Manager

THIRD AMENDMENT TO LEASE

-EXTENSION-

This THIRD AMENDMENT TO LEASE (“Third Amendment”) is made and entered into as of the 20th day of January, 2011, by and between Equitable Plaza, LLC, a California limited liability company (“Landlord”), and Center Bank (“Tenant”).

RECITALS:

C. Landlord and Tenant entered into that certain lease agreement dated as of December 1, 2000, as amended by that certain First Amendment dated as of January 23,, 2003, as amended by that certain Second Amendment dated as of January 11, 2006 (collectively “Lease”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space located in that certain building located at 3435 Wilshire Blvd., CA, 90010, (the “Building”).

D. Unless otherwise defined herein, capitalized terns as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

11. The Existing Premises. Landlord and Tenant hereby acknowledge that pursuant to the Lease, Tenant currently leases from Landlord that certain office space in the Building containing a total of approximately 3,293 rentable square feet located on the Plaza Level (1st) floors of the Building and commonly known as Suite 100 (“Existing Premises”), as further described in the Lease. The term “rentable square feet” shall mean rentable area calculated pursuant to Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996.

12. Extended Lease Term. The lease Term shall be extended for Eleven (11) months, to commence on April 1, 2011 and terminate on the date that is Eleven (11) months after the New Commencement Date February 28, 2012 (“New Expiration Date”). The period from April 1, 2011 through the New Expiration Date Specified above, shall be referred to herein as the “Extended Term.”

13. Base Rent for Premises. The monthly installment of Base Rent payable to Landlord (“Base Rent”) for the Eleven (11) months of the Extended Term for the New Premises shall be $6,157.91 per month (approximately $1.87 per rentable square foot per month) Thus, the monthly installment of Base Rent shall be as follows:

Months	Monthly Installment of Base Rent	Rate per Rentable Square Fee
11	$6,157.91	$1.87

14. Base Year. Calendar year 2011.

15. Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Third Amendment, other than Jamison Services, Inc. and no other (“Broker”). Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any entity, other than Broker, who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this Third Amendment.

16. Tenant Representations. Each person executing this Third Amendment on behalf of Tenant represents and warrants to Landlord that: (a) Tenant is properly formed and validly existing under the laws of the state in which Tenant is formed and Tenant is authorized to transact business in the state in which the Building is located; (b) Tenant has full right and authority to enter into this Third Amendment and to perform all of Tenant’s obligations hereunder; and (C) each person (and persons if more than one signs) signing this Third Amendment on behalf of Tenant is duly and validly authorized to do so.

17. Defaults. Tenant hereby represents and warrants to Landlord that, as of the date of this Third Amendment, Tenant is in full compliance with all terns, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

18. No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall apply to the Existing Premises and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the “Lease” shall refer to the Lease as amended by this Third Amendment,

19. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

20. Successors and Assigns. The Lease, as amended hereby, shall apply to and bind Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Landlord:	Tenant:
Equitable Plaza, LLC,	Center Bank
A California limited Liability Company

By: Jamison Services, Inc.,
A California corporation
Its Authorized Agent

/s/ Paul T. Kim, CPM	/s/ Angie Yang
Paul T. Kim, CPM	Angie Yang
President	SVP, Investor Relations & Strategic
Planning Manager